UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2020, Shepherd’s Finance, LLC (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Indenture (the “Indenture”) with U.S. Bank National Association (“U.S. Bank”), as trustee. Pursuant to the Amendment, the Company added additional redemption options in the Indenture for holders of a fixed rate subordinated note (a “Note”) with a 36-month duration that is purchased on or after February 4, 2020. The Company also made other minor revisions to the Indenture.

Unless the subordination provisions in the Indenture restrict the Company’s ability to make the redemption, for Notes with a 36-month maturity only purchased on or February 4, 2020, the holder of such a Note may require the Company to redeem all or a portion of such Note for a redemption price equal to the principal amount plus an amount equal to the unpaid interest thereon for such Note at the stated rate to the redemption date, as follows:

(1)	Upon seven days’ advance notice to the Company, the holder may require redemption of up to $10,000 of such Note;

(2)	Upon 30 days’ advance notice to the Company, the holder may require redemption of up to an additional $90,000 of such Note;

(3)	Upon 90 days’ advance notice to the Company, the holder may require redemption of any remaining amount of such Note requested to be redeemed; and

(4)	Upon one business day’s advance notice to the Company, the holder may require redemption of all or a portion of the Note, regardless of amount, but only if the Holder immediately upon redemption invests the entirety of the proceeds from such redemption in another security then-offered by the Company, including in a Note issued in the current public offering of Notes.

For purposes of determining the length of time within which the Company must redeem all or a portion of a Note as described above, the dollar amount of a given redemption request will be added to any amount or amounts of such Note previously requested to be redeemed that were redeemed by the Company.

These redemption options are in addition to the redemption options described in the Indenture.

The foregoing description of the Amendment is subject to, and qualified in its entirety by, the full text of the Amendment, which is incorporated herein by reference as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

4.1	Amendment No. 1 to Indenture Agreement (including Form of Note), incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-1, filed on February 4, 2020, Commission File No. 333-224557

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: February 4, 2020	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager